UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

The Warnaco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 287-8000

(Former name or former address, if changed since last report.)

Item 12.    Results of Operations and Financial Condition.

On August 4, 2004, The Warnaco Group, Inc. issued a press release announcing results for the second quarter ended July 3, 2004. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K. The information contained in the press release is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: August 4, 2004	By: /s/ Lawrence R. Rutkowski
Name: Lawrence R. Rutkowski Title: Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated August 4, 2004